Exhibit 99.1

INVESTOR PRESENTATION 20 16 January Nasdaq: MYRG

Company Overview | Market Overview | Strategy | Financial Performance | Investment Outlook | Appendix

SAFE HARBOR STATEMENT

Forward-Looking Statements

Various statements in these materials, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "objective," "outlook," "plan," "project," "likely," "unlikely," "possible," "potential," "should" or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in these materials speak only as of the date of their date; we disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Forward-looking statements in these materials should be evaluated together with the many uncertainties that affect MYR's business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and in any risk factors or cautionary statements contained in MYR's Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

Important Additional Information

MYR, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from MYR stockholders in connection with the matters to be considered at MYR's 2016 Annual Meeting. MYR intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") in connection with any such solicitation of proxies from MYR stockholders. MYR STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of MYR's directors and executive officers in MYR securities is included in their SEC filings on Forms 3, 4 and 5. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with MYR's 2016 Annual Meeting. Information can also be found in MYR's Annual Report on Form 10-K for the year ended Dec. 31, 2014, filed with the SEC on March 11, 2015. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by MYR with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at MYR's website at www.myrgroup.com or by writing to our Corporate Secretary, at MYR Group Inc., 1701 Golf Road, Suite 3-1012, Rolling Meadows, Illinois 60008-4210.

MYR Group Inc. Contact:

Betty R. Johnson, Chief Financial Officer, 847-290-1891, investorinfo@myrgroup.com

Investor Contact:

Philip Kranz, Dresner Corporate Services, 312-780-7240, pkranz@dresnerco.com

Investor Presentation | January | ©2016MYRGROUPINC. | Page 2

TABLE OF CONTENTS Company Overview Market Overview Strategy Financial Performance Investment Outlook Appendix Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 3 Investor Presentation │ January │ © 2016MYRGROUPINC .

ABOUT MYR GROUP • MYR Group is a holding company of specialty electrical contractors – Subsidiaries date back to 1891 – Numerous offices across North America • Transmission and Distribution ( T&D ) customers include: – Investor Owned Utilities – Cooperatives – Municipalities – Independent Transmission Companies • Commercial and Industrial (C&I) services are provided to property owners and general contractors in the W estern and Northeastern United States • Services include turnkey construction and maintenance of the U.S. electrical infrastructure • Nationwide network of approximately 4,500 employees • Safety performance consistently exceeds industry standards • Large modern fleet including extensive specialized equipment Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 4 Investor Presentation │ January │ © 2016MYRGROUPINC .

INVESTMENT HIGHLIGHTS Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 5 Strong market position • Transmission and Distribution (T&D) - national • Commercial and Industrial (C&I) - regional Highly skilled national workforce Regulatory environment supports growth Favorable industry dynamics providing opportunities for stable and profitable long - term growth Significant, major transmission project opportunities Consistently strong financial performance and disciplined management has provided for a robust balance sheet Investor Presentation │ January │ © 2016MYRGROUPINC .

NORTH AMERICAN SERVICE OFFERINGS Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 6 Transmission & Distribution T&D Commercial & Industrial C&I • Transmission up to 765kV • Overhead Distribution • Underground Distribution • Foundations & Caissons • Directional Boring • Substation & Collector Systems • EPC Services • PCS / Cellular Towers • Emergency Storm Response • Fiber Optics • Educational / Medical Centers • Airports / Airfield Lighting • Data Centers • Bridge , Roadway, Tunnel Lighting • Government & Office Buildings • Building Automation & Controls • Telecommunications • Transportation / Traffic Signalization • Voice, Data & Video Systems • Industrial Facilities • Water & Wastewater Treatment Plants • Renovations and Major Additions • Technical Services Investor Presentation │ January │ © 2016MYRGROUPINC .

NORTH AMERICAN COVERAGE Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 7 Office Locations Office Locations New Office Locations in the last 12 Months Investor Presentation │ January │ © 2016MYRGROUPINC . New C&I Locations: Westbrook, ME Seattle, WA Las Vegas, NV Windsor, Ontario Morgan, UT Auburn, ME Topeka, KS Ontario, CA Winnipeg, Manitoba Windsor, Ontario Mansfield, TX New T&D Locations:

T&D MARKET CONDITIONS REMAIN FAVORABLE Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 8 Source: U.S. Department of Energy | August 2015 Transmission Data Review Miles of Planned Transmission Lines Expected to be completed by 2019 “Planned […] refers to projects where: (a ) Permits have been approved (b ) A design is complete, or (c ) The project is necessary to meet a regulatory requirement” Investor Presentation │ January │ © 2016MYRGROUPINC .

T&D MARKET CONDITIONS REMAIN FAVORABLE Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 9 Source: Harris Williams & Co. Transmission & Distribution Infrastructure | Summer 2014 Number of Major U.S. Power Outages Historical and Projected Transmission Investment (Nominal Dollars) Source: EEI Actual and Planned Transmission Investments By Investor - Owned Utilities (2009 - 2018) Oct. 2015 “The nation’s investor - owned electric companies have invested a record $19.5 billion in electric transmission infrastructure in 2014. EEI members are projected to spend a total of $85 billion over the forecast period.” Transmission spending by electrical utilities driven by System Reliability Aging Electric Grid Connecting Renewables Plant Retirements Investor Presentation │ January │ © 2016MYRGROUPINC .

Company Overview | Market Overview | Strategy | Financial Performance | Investment Outlook | Appendix

C&I MARKET IS GROWING…

C&I's Strong $129.5MM Backlog is Driven by:

- Hospitals
- Data Centers
- Airport Projects
- Transportation Work
- Aerospace
- Water / Waste Water Upgrades


Associated General Contractors of America:
"Private nonresidential spending fell .7% for the month but increased 15% over 12 months. Public construction spending increased .7% for the month and 9.4% over 12 months."
Source: AGC's Data DIGest - • Oct. 20-Nov. 2, 2015


Dodge Momentum Index
(Year 2000=100)
200
175
150
125
100
75
50
03 04 05 06 07 08 09 10 11 12 13 14 15 16

Dodge Momentum Index – by McGraw-Hill Construction

- 12 month leading indicator of construction spending for nonresidential building
- 91% correlation between construction planning reports and the US Commerce Department's Put in Place spending over the past 10 years

"***Dodge Momentum Index*** - The Dodge Momentum Index fell to 125.2 (2000=100) in October, down 4.8% from its September reading of 131.5 according to Dodge Data & Analytics. The institutional building sector so far in 2015 has trended upward, but with some volatility on a month-to-month basis. **Compared to the same month a year ago, the Momentum Index in October was still up 4.8%, with increases for both the commercial and institutional sectors, up 6.3% and 2.6% respectively.**"

Source: McGraw Hill Construction Press Release November 6, 2015

Investor Presentation | January | ©2016MYRGROUPINC. | Page 10

FUTURE GROWTH OPPORTUNITIES • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long - term customer relationships to secure future contracts with new and existing customers Organic Growth • Look for opportunities that are good cultural fits • Exercise discipline when assessing target companies • Focus on integration of processes, people, technology and equipment Strategic Acquisitions • Strategic expansion of MYR Group’s geographic footprint into new markets for existing customer support or locations with favorable long term market conditions Geographic Expansion • Assess segments of the T&D and C&I markets to bring in - house (e.g., foundation drilling, site clearing, specialty equipment fabrication, environmental controls) Vertical Integration • Evaluate other areas of the energy infrastructure market for possible expansion Horizontal Expansion Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 11 Investor Presentation │ January │ © 2016MYRGROUPINC .

STRONG FINANCIAL PERFORMANCE 46% 56% 51% 59% 68% 68% 58% 56% 27% 18% 24% 21% 15% 12% 16% 19% 27% 26% 25% 20% 17% 20% 26% 25% 0% 20% 40% 60% 80% 100% 2008 2009 2010 2011 2012 2013 2014 2015 (Q3 LTM) % of Total Revenue by Segment Transmission % Distribution % C&I % Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 12 $- $200 $400 $600 $800 $1,000 $1,200 2008 2009 2010 2011 2012 2013 2014 2015 (Q3 LTM) Millions Revenue by Work Type Trans. Dist. C&I 8.1% CAGR 90 76 71 86 119 125 132 132 $- $20 $40 $60 $80 $100 $120 $140 2008 2009 2010 2011 2012 2013 2014 2015 (Q3 LTM) Millions Gross Profit Trend Gross Profit 5.8% CAGR Investor Presentation │ January │ © 2016MYRGROUPINC .

STRONG FINANCIAL PERFORMANCE Backlog includes signed contracts and 90 days of alliance agreements Not a static business; MYR is consistently marketing to new customers, bidding on new projects and expanding to new geographic territories Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 13 $1.14 $0.83 $0.78 $0.87 $1.60 $1.61 $1.69 $1.68 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2008 2009 2010 2011 2012 2013 2014 2015 (Q3 LTM) Diluted EPS Diluted EPS 5.9% CAGR $2.46 $1.97 $2.05 $2.34 $3.80 $3.96 $4.29 $4.44 $- $1.00 $2.00 $3.00 $4.00 $5.00 2008 2009 2010 2011 2012 2013 2014 2015 (Q3 LTM) EBITDA / Diluted Share EBITDA / Share 9.1% CAGR $316 $204 $521 $693 $498 $326 $434 $425 $0 $100 $200 $300 $400 $500 $600 $700 $800 2008 2009 2010 2011 2012 2013 2014 2015 (Q3) Millions Backlog Backlog - C&I Backlog - T&D 4.5% CAGR Investor Presentation │ January │ © 2016MYRGROUPINC .

INVESTMENT IN CAPEX SUPPORTED GROWTH INITIATIVES Successful execution of strategy Invested in specialty equipment in 2011 – 2015 which contributed to organic top - line revenue growth Source : S&P Capital IQ │ Page 14 $616 $631 $597 $780 $999 $903 $944 $1,041 $0 $200 $400 $600 $800 $1,000 $1,200 2008 2009 2010 2011 2012 2013 2014 2015 (Q3 LTM) Millions Revenue Revenue 8.1% CAGR 4.3% 3.9% 2.4% 0.8% 0.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% MYRG '10-'14 PWR '10-'14 MTZ '10-'14 WG '10-'14 EME '10-'14 5 - Year CAPEX Investment % of Revenue $28.0 $29.7 $21.9 $42.3 $37.2 $42.7 $39.0 $45.8 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $0 $10 $20 $30 $40 $50 2008 2009 2010 2011 2012 2013 2014 2015 (Q3 LTM) Millions CAPEX Investment CAPEX Spend CAPEX % of Rev Investor Presentation │ January │ © 2016MYRGROUPINC . Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix

BALANCE SHEET STRENGTH Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix • No funded debt • Little off - balance - sheet leverage • Limited goodwill • Steady growth in tangible net worth • Strong liquidity position • Substantial bonding capacity │ Page 15 39 24 45 30 30 95 55 32 (17) (16) (6) (23) (12) (14) (6) (10) (11) (13) (16) (19) (25) (29) (33) (36) $(50) $- $50 $100 2008 2009 2010 2011 2012 2013 2014 2015 (Q3 LTM) Millions Components of Free Cash Flow Op. Cash Flow Growth Capex Maint. Capex Free Cash Flow $(100) $(50) $- $50 $100 $150 $200 $250 $300 2008 2009 2010 2011 2012 2013 2014 2015 (Q3) Millions Total Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Investor Presentation │ January │ © 2016MYRGROUPINC . $4.71 $5.59 $6.48 $7.52 $9.30 $11.11 $12.58 $13.34 $- $2 $4 $6 $8 $10 $12 $14 $16 2008 2009 2010 2011 2012 2013 2014 2015 (Q3) Tangible Book Value Per Diluted Share

SHARE REPURCHASE PROGRAM Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 16 $0.8 $9.8 $5.1 $1.8 $ - $6.9 $18.3 $24.8 $10.5 $15.6 $17.5 $17.5 $24.3 $42.7 $67.5 $ - $10 $20 $30 $40 $50 $60 $70 $80 2014 - Q2 2014 - Q3 2014 - Q4 2015 - Q1 2015 - Q2 2015 - Q3 2015 - Q4 2016 Remain Auth. Millions Qtr $ Cumulative $ As of 12/31/15, a total of 1,835,120 shares have been repurchased at an average price of $23.22 per share. • On December 10, 2015, MYR announced a $25 million increase to its share repurchase program which increases the program to $67.5 million in total. Our share repurchase program is a component of our current strategy for increasing shareholder value . Investor Presentation │ January │ © 2016MYRGROUPINC .

PEER GROUP SEGMENT INFORMATION Source : S&P Capital IQ | LTM Q3 2015 Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 17 Investor Presentation │ January │ © 2016MYRGROUPINC . MYR Group Quanta Willbros MasTec EMCOR MYRG PWR WG MTZ EME ($ in Millions) LTM Revenue & YOY Growth % Electric T&D 784.9$ 10.7% 4,945.8$ -3.8% 375.1$ 6.6% 413.0$ -5.3% C&I 256.6$ 7.6% 3,516.8$ 1.9% All Other Segments 2,859.0$ 19.4% 976.2$ -43.5% 3,999.2$ -2.5% 3,138.9$ 8.0% LTM Revenue 1,041.5$ 9.9% 7,804.8$ 3.5% 1,351.3$ -35.1% 4,412.2$ -2.8% 6,655.7$ 4.7% Electric T&D Comparison % of Total Revenue 75.4% 63.4% 27.8% 9.4% 0.0% Operating Income (T&D) 75.3$ 9.6% 370.6$ 7.5% (6.7)$ -1.8% (46.7)$ -11.3% -$ C&I Comparison % of Total Revenue 24.6% 0.0% 0.0% 0.0% 52.8% Operating Income (C&I) 12.9$ 5.0% -$ -$ -$ 169.3$ 4.8% Refer to appendix for public filing information and groupings Note: Figures represent LTM most recent company filings as of 12/29/15

PEER GROUP PERFORMANCE COMPARISON Source : S&P Capital IQ - NM ( Not Meaningful) reflects negative returns/growth and is ignored for comparison purposes | LTM Q3 2015 Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 18 14.4% 10.1% 9.0% 0.8% NM 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% MYRG EME PWR MTZ WG ROIC 6.7% 6.4% 4.8% 0.5% NM NM 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% MYRG PWR EME MTZ WG ROA 11.4% 10.8% 8.9% 1.6% NM NM 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% MYRG EME PWR MTZ WG ROE Good steward of capital MYR continues to be a top performer with respect to return on investment metrics Investor Presentation │ January │ © 2016MYRGROUPINC .

PEER GROUP PERFORMANCE COMPARISON Source : S&P Capital IQ - NM ( Not Meaningful) reflects negative returns/growth and is ignored for comparison purposes | LTM Q3 2015 Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 19 5.4% 4.8% 4.0% 1.0% NM 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% MYRG PWR EME MTZ WG Pretax Margin % (LTM) 9.9% 4.7% 3.5% - 2.8% - 35.1% -40.0% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% MYRG EME PWR MTZ WG LTM Revenue Growth % YOY 2.00x 1.68x 1.38x 1.26x 1.02x 0.00 0.50 1.00 1.50 2.00 2.50 EME WG MTZ MYRG PWR Market to Book Value MYR top performing LTM pretax income return and revenue growth Revenue growth includes expansion into new geographic territories, through organic and acquisition growth – see new locations on page 7 Since going public in August 2008, MYR has had no loss quarters, goodwill impairment charges or extraordinary losses Investor Presentation │ January │ © 2016MYRGROUPINC .

DIVIDEND ADJUSTED STOCK RETURN Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 20 Investor Presentation │ January │ © 2016MYRGROUPINC . MYRG, 60.4% EME, 93.7% PWR, - 24.1% MTZ, 68.7% WG, - 93.3% -100.0% -50.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% 350.0% Time Period: (12/26/07 - 12/30/15) MYR Div. Adj. Return EME Div. Adj Return PWR Div. Adj. Return MTZ Div. Adj. Return WG Div. Adj. Return MYRG EME PWR MTZ WG Stock Price - 12/26/2007 $ 13.00 $ 25.93 $ 27.02 $ 10.48 $ 39.79 Stock Price - 12/30/2015 $ 20.85 $ 48.37 $ 20.52 $ 17.68 $ 2.66 Non-Dividend Adjusted Stock Return 60.4% 86.5% -24.1% 68.7% -93.3% Non-Dividend Adjusted Stock Return * MYR Group Stock price from 12/26/07 – 08/11/08 was imputed on a straight line basis based on the 12/26/07 $13.00 144A offering price and the 08/12/08 market close price of $16.25

INVESTMENT OUTLOOK • Solid execution of corporate strategy has solidified MYR Group’s position as a market leader in large transmission line construction Proven Strategy Execution • Executive Management average 33+ years of industry experience Experienced Management • Regulatory environment supports growth and numerous market analysts expect escalated spending through year 2020 Positive Industry Outlook • Opportunities for organic, vertical, horizontal and geographic growth Favorable Growth Prospects • Strong equity base provides capacity to add leverage for additional potential acquisitions, organic growth and share repurchases Strong Financial Position • Centralization allows for greater efficiency and leverage of company resources Centralized Fleet and Corporate Operations Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 21 Investor Presentation │ January │ © 2016MYRGROUPINC .

Appendix Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 22 Investor Presentation │ January │ © 2016MYRGROUPINC .

EXPERIENCED MANAGEMENT TEAM Experienced management team that averages more than 21 years with MYR Group and approximately 33 years in our industry Strong corporate culture focused on customer service and safety Invested in management team for the successful execution of large, multi - year projects Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 23 Name Job Title Years With MYR Years Industry Experience William A. Koertner President and Chief Executive Officer 17 37 Richard S. Swartz Senior VP and Chief Operating Officer 33 33 Gerald B. Engen, Jr. Senior VP, Chief Legal Officer and Secretary 15 32 William H. Green Senior VP 27 49 Tod M. Cooper Senior VP 24 26 Betty R. Johnson Senior VP, Chief Financial Officer and Treasurer 15 26 Investor Presentation │ January │ © 2016MYRGROUPINC .

MYR GROUP SERVICES Transmission Collector Systems Distribution Traffic Signalization Telecommunications Substation Solar Installations Industrial Storm Restoration EPC Commercial Smart Grid Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 24 Investor Presentation │ January │ © 2016MYRGROUPINC .

MYR GROUP CUSTOMER SAMPLE Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 25 Investor Presentation │ January │ © 2016MYRGROUPINC .

EMERGENCY RESPONSE REVENUE $31 $24 $10 $43 $16 $14 $31 $41 $15 $13 $0 $10 $20 $30 $40 $50 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Millions Storm Revenue Storm Revenue Average $23.8MM 2005 – Katrina 2008 – Gustav 2008 – Ike 2011 – Irene 2011 – NE Snowstorm 2012 - Sandy Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 26 Investor Presentation │ January │ © 2016MYRGROUPINC .

EBITDA RECONCILIATION Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 27 (In Millions, Except Per Share Amounts) FY LTM 2008 2009 2010 2011 2012 2013 2014 9/30/2015 9/30/2014 Net Income 23.6$ 17.2$ 16.1$ 18.3$ 34.3$ 34.8$ 36.5$ 35.6$ 32.4$ Interest Expense, net 0.7 0.6 1.0 0.5 0.8 0.7 0.6 0.7$ 0.6 Provision for Income Taxes 15.5 9.5 9.3 10.8 20.4 20.1 21.4 21.1$ 18.8 Depreciation and Amortization 11.2 13.5 16.3 19.5 25.2 29.2 33.5 36.6$ 32.6 EBITDA 51.0$ 40.8$ 42.7$ 49.1$ 80.7$ 84.8$ 92.0$ 94.0$ 84.4$ Diluted Weighted Average Shares Outstanding 20.7 20.7 20.8 21.0 21.2 21.4 21.5 21.2 21.6 EBITDA per Diluted Share 2.46$ 1.97$ 2.05$ 2.34$ 3.80$ 3.96$ 4.29$ 4.44$ 3.92$ Revenue 616.1$ 631.2$ 597.1$ 780.4$ 999.0$ 902.7$ 944.0$ 1,041.5$ 947.6$ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization. EBITDA Margin 8.27% 6.46% 7.15% 6.29% 8.08% 9.39% 9.75% 9.03% 8.91% Note: LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four. Investor Presentation │ January │ © 2016MYRGROUPINC .

FINANCIAL RATIO DEFINITIONS Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 28 S&P Capital IQ Disclaimer of Liability Notice . This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. LTM Diluted EPS + LTM Interest expense (income), net, per diluted share + LTM Provision for income taxes per diluted share + LTM Depreciation and amortization per diluted share = LTM EBITDA per Diluted Share EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) ÷ Revenue = EBITDA Margin LTM EBT (Earnings before Taxes excluding Discontinued Ops.) ÷ LTM Revenue = Pretax Margin % LTM (LTM Revenue Current / LTM Revenue Prior) - 1 = LTM Revenue Growth % YOY Cash used in purchasing property and equipment (5 years) ÷ Revenue (5 years) = 5-Year CAPEX Investment % of Revenue (LTM ATNI) - (Dividends + Special Dividends) ÷ Total Capital @ Beginning of LTM (stockholders' equity + net debt) = Return on Invested Capital LTM Net Income (including discontinued operations & minority interests) ÷ Total Stockholders Equity @ beginning of LTM = Return on Equity LTM Net Income (including discontinued operations & minority interests) ÷ Total Assets @ beginning of LTM = Return on Assets Market Capitalization (S&P Capital IQ as of 12/30/15) ÷ Book Value (total stockholders' equity) = Market to Book Value Net cash flow from operating activities - Cash used in purchasing property and equipment = Free Cash Flow (Stockholders Equity - Goodwill - Intangibles) ÷ Weighted Average Diluted Shares Outstanding (QTR) = Tangible Book Value per Diluted Share Investor Presentation │ January │ © 2016MYRGROUPINC .

PEER GROUP SEGMENT INFORMATION EXHIBIT Company Overview │ Market Overview │ Strategy │ Financial Performance │ Investment Outlook │ Appendix │ Page 29 Investor Presentation │ January │ © 2016MYRGROUPINC . NOTE: Presentation groupings were created for comparison purpose of similar market segments. However, all companies do not classify their markets consistently. Please reference the following appendix pages for market segment details from the respective public company’s most recent public filings. Public Filing Segment Description Presentation Groupings MYR Group General Corporate Electric T&D Transmission and Distribution (T&D) Electric T&D Commercial and Industrial (C&I) C&I EMCOR United Kingdom Building Services C&I United States Electrical Construction and Facilities Services C&I Less Intersegment Revenues All Other Segments United States Mechanical Construction and Facilities Services All Other Segments United States Building Services C&I United States Industrial Services All Other Segments MasTec Other All Other Segments Communications All Other Segments Oil and Gas All Other Segments Electrical Transmission Electric T&D Power Generation and Industrial All Other Segments Eliminations All Other Segments Quanta Fiber Optic Licensing and Other All Other Segments Electric Power Infrastructure Electric T&D Oil and Gas Infrastructure All Other Segments Willbros Utility T&D Electric T&D Eliminations All Other Segments Oil & Gas All Other Segments Canada All Other Segments Professional Services All Other Segments

Company Overview | Market Overview | Strategy | Financial Performance | Investment Outlook | **Appendix**

PEER GROUP SEGMENT DESCRIPTIONS

The following excerpts are descriptions of market segments taken from the most recent company filings containing detailed market segment information:

MYR GROUP
8. Segment Information
MYR Group is a specialty contractor serving the electrical infrastructure market. The Company has two reporting segments, each a separate operating segment, which are referred to as T&D and C&I.

Transmission and Distribution: The T&D segment provides a broad range of services on electric transmission and distribution networks and substation facilities, which include design, engineering, procurement, construction, upgrade, and maintenance and repair services, with a particular focus on construction, maintenance and repair. T&D services include the construction and maintenance of high voltage transmission lines, substations and lower voltage underground and overhead distribution systems. The T&D segment also provides emergency restoration services in response to hurricane, ice or other storm-related damage. T&D customers include electric utilities, cooperatives, government-funded utilities and private developers.

Commercial and Industrial: The C&I segment provides services such as the design, installation, maintenance and repair of commercial and industrial wiring, installation of traffic networks and the installation of bridge, roadway and tunnel lighting. Typical C&I contracts cover electrical contracting services for airports, hospitals, data centers, hotels, stadiums, convention centers, manufacturing plants, processing facilities, waste-water treatment facilities, mining facilities and transportation control and management systems. C&I segment services are generally in the western and northeastern United States. (Form 10-Q, filed 11/04/2015)

Quanta
1. BUSINESS AND ORGANIZATION:
Quanta Services, Inc. (Quanta) is a leading provider of specialty contracting services, offering infrastructure solutions primarily to the electric power and oil and gas industries in the United States, Canada and Australia and select other international markets. Quanta reports its results under two reportable segments: (1) Electric Power Infrastructure Services and (2) Oil and Gas Infrastructure Services.

Electric Power Infrastructure Services Segment
The Electric Power Infrastructure Services segment provides comprehensive network solutions to customers in the electric power industry. Services performed by the Electric Power Infrastructure Services segment generally include the design, installation, upgrade, repair and maintenance of electric power transmission and distribution infrastructure and substation facilities along with other engineering and technical services. This segment also provides emergency restoration services, including the repair of infrastructure damaged by inclement weather, the energized installation, maintenance and upgrade of electric power infrastructure utilizing unique bare hand and hot stick methods and Quanta's proprietary robotic arm technologies, and the installation of "smart grid" technologies on electric power networks. In addition, this segment designs, installs and maintains renewable energy generation facilities, consisting of solar, wind and certain types of natural gas generation facilities, and related switchyards and transmission infrastructure to transport power to demand centers. To a lesser extent, this segment provides services such as the construction of electric power generation facilities, the design, installation, maintenance and repair of commercial and industrial wiring, installation of traffic networks, the installation of cable and control systems for light rail lines and limited ancillary telecommunication infrastructure services.
Oil and Gas Infrastructure Services Segment

The Oil and Gas Infrastructure Services segment provides comprehensive network solutions to customers involved in the development and transportation of natural gas, oil and other pipeline products. Services performed by the Oil and Gas Infrastructure Services segment generally include the design, installation, repair and maintenance of pipeline transmission and distribution systems, gathering systems, production systems and compressor and pump stations, as well as related trenching, directional boring and automatic welding services. In addition, this segment's services include pipeline protection, integrity testing, rehabilitation and replacement and fabrication of pipeline support systems and related structures and facilities. Quanta also serves the offshore and inland water energy markets, primarily providing services to oil and gas exploration platforms, including mechanical installation (or "hook-ups"), electrical and instrumentation, pre-commissioning and commissioning, coatings, fabrication, pipeline construction, integrity services and marine asset repair. To a lesser extent, this segment designs, installs and maintains fueling systems, as well as water and sewer infrastructure. (Form 10-Q, filed 11/06/2015)

Investor Presentation | January | ©2016MYRGROUPINC. | Page 30

Company Overview | Market Overview | Strategy | Financial Performance | Investment Outlook | **Appendix**

PEER GROUP SEGMENT DESCRIPTIONS

Willbros

13. Segment Information

Business Segments

The Company has four operating segments: *Oil & Gas*, *Professional Services*, *Utility T&D* and *Canada*. The Company's segments are comprised of strategic businesses that are defined by the industries or geographic regions they serve.

Oil & Gas

We provide construction, project management, maintenance and lifecycle extension services to the upstream, midstream and downstream markets. In the upstream and midstream markets, our history of executing large and complex pipeline projects has positioned us to participate in pipeline infrastructure markets. In addition to the smaller gathering and processing systems needed to support the extensive oil and gas drilling activity in the United States, we also construct pipelines to connect oil and gas resources to end-markets. In the downstream market, we provide integrated, full-service specialty construction, turnaround, repair and maintenance services to major integrated oil companies, independent refineries, product terminals and petrochemical companies. We provide these services primarily in the United States; however, our experience includes international projects. We believe that these service offerings, combined with our industry experience in large oil and gas infrastructure projects, allow us to meet our customers' needs for safety, quality, schedule certainty, and local presence at a competitive price.

Professional Service

We provide engineering, procurement, EPC, project management, integrity and field services to the oil and gas and electric utility industries. Our history of managing and executing complex projects has positioned us to be a full service provider in the emerging integrity market.

Utility T&D

We provide a wide range of services in electric and natural gas transmission and distribution, including comprehensive maintenance and construction, repair and restoration of utility infrastructure.

Canada

In Canada, Willbros is an industry leader in construction, maintenance and fabrication, well known for piping projects, including integrity and supporting civil work, general mechanical and facility construction, API storage tanks, general and modular fabrication, along with electrical and instrumentation projects serving the Canadian energy industry. We have had specialized facilities and offices throughout Alberta since 2001 in Fort McMurray, Edmonton and Calgary. These offices are locally staffed with dedicated and experienced professionals, ideally suited to serve our clients in Western Canada particularly in the oil sands. We are an oil and gas infrastructure construction and maintenance contractor, providing a diverse and complementary suite of services to meet our clients' expectations through safe, productive, high quality execution in the field. We continue to explore and evaluate the market for opportunities that augment our service offering and create more value-added experiences for our customers. (Selections from Form 10-K filed 03/31/2015)

MasTec

Segment Discussion

MasTec manages its continuing operations under five operating segments, which represent MasTec's five reportable segments: (1) Communications; (2) Oil and Gas; (3) Electrical Transmission; (4) Power Generation and Industrial and (5) Other. This structure is generally focused on broad end-user markets for MasTec's labor-based construction services. All five reportable segments derive their revenue from the engineering, installation and maintenance of infrastructure, primarily in North America. In the first quarter of 2015, the Company reevaluated the activities of a non-controlled Canadian joint venture associated with a 2014 acquisition. Accordingly, segment information for prior periods has been adjusted retrospectively to conform to the current period presentation. The reclassified amounts were not material in the periods previously presented. See Note 16 - Segments and Related Information in the Company's 2014 Form 10-K for additional details.

The Communications segment performs engineering, construction and maintenance of communications infrastructure primarily related to wireless and wireline/fiber communications and install-to-the-home customers, and, to a lesser extent, infrastructure for electrical utilities. MasTec performs engineering, construction and maintenance services on oil and natural gas pipelines and processing facilities for the energy and utilities industries through its Oil and Gas segment. The Electrical Transmission segment primarily serves the energy and utility industries through the engineering, construction and maintenance of electrical transmission lines and substations. The Power Generation and Industrial segment primarily serves energy, utility and other end-markets through the installation and construction of conventional and renewable power facilities, related electrical transmission infrastructure, ethanol facilities and various types of industrial infrastructure. The Other segment primarily includes a proportionately consolidated joint venture and other small business units that perform construction services for a variety of end-markets in Canada, Mexico and elsewhere internationally. (Form 10-Q, filed 11/03/2015)

Investor Presentation | January | ©2016MYRGROUPINC. | Page 31

Company Overview | Market Overview | Strategy | Financial Performance | Investment Outlook | Appendix

PEER GROUP SEGMENT DESCRIPTIONS

EMCOR Group, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements (Unaudited)

NOTE 13 Segment Information
We have the following reportable segments which provide services associated with the design, integration, installation, start-up, operation and maintenance of various systems: (a) United States electrical construction and facilities services (involving systems for electrical power transmission and distribution; premises electrical and lighting systems; low-voltage systems, such as fire alarm, security and process control; voice and data communication; roadway and transit lighting; and fiber optic lines); (b) United States mechanical construction and facilities services (involving systems for heating, ventilation, air conditioning, refrigeration and clean-room process ventilation; fire protection; plumbing, process and high-purity piping; controls and filtration; water and wastewater treatment; central plant heating and cooling; cranes and rigging; millwrighting; and steel fabrication, erection and welding); (c) United States building services; (d) United States industrial services; and (e) United Kingdom building services. The "United States building services" and "United Kingdom building services" segments principally consists of those operations which provide a portfolio of services needed to support the operation and maintenance of customers' facilities, including commercial and government site-based operations and maintenance; facility maintenance and services, including reception, security and catering services; outage services to utilities and industrial plants; military base operations support services; mobile maintenance and services; floor care and janitorial services; landscaping, lot sweeping and snow removal; facilities management; vendor management; call center services; installation and support for building systems; program development, management and maintenance for energy systems; technical consulting and diagnostic services; infrastructure and building projects for federal, state and local governmental agencies and bodies; and small modification and retrofit projects, which services are not generally related to customers' construction programs. The segment "United States industrial services" principally consists of those operations which provide industrial maintenance and services, mainly for refineries and petrochemical plants, including on-site repairs, maintenance and service of heat exchangers, towers, vessels and piping; design, manufacturing, repair and hydro blast cleaning of shell and tube heat exchangers and related equipment; refinery turnaround planning and engineering services; specialty welding services; overhaul and maintenance of critical process units in refineries and petrochemical plants; and specialty technical services for refineries and petrochemical plants. (Form 10-Q, filed 10/29/2015)

Investor Presentation | January | ©2016MYRGROUPINC. | Page 32